UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 7, 2023

Light & Wonder, Inc.
(Exact name of registrant as specified in its charter)

Nevada	81-0422894
(State or other jurisdiction of incorporation)	(IRS Employer
Identification No.)

001-11693
(Commission File Number)

6601 Bermuda Road, Las Vegas, NV 89119
(Address of registrant’s principal executive office)

(702) 897-7150
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, $.001 par value	LNW	The NASDAQ Stock Market
Preferred Stock Purchase Rights		The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐       If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.  Submission of Matters to a Vote of Security Holders.

On June 7, 2023, Light & Wonder, Inc. (the “Company”) held its annual meeting of stockholders.

At the annual meeting, the Company’s stockholders: (1) elected all of the Company’s nominees for members of the Board of Directors of the Company to serve for the ensuing year and until their respective successors are duly elected and qualified; (2) approved, on an advisory basis, the compensation of the Company’s named executive officers; (3) indicated, on an advisory basis, the frequency of future advisory votes on named executive officer compensation; and (4) ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023. The proposals are further described in the Company’s definitive proxy statement on Schedule 14A, filed with the U.S. Securities and Exchange Commission on May 1, 2023.

The voting results are as follows:

Proposal 1: Election of Directors
	For	Withheld	Broker Non-Votes
Jamie R. Odell	69,762,698	954,131	6,941,063
Matthew R. Wilson	70,387,674	329,155	6,941,063
Antonia Korsanos	69,037,057	1,679,772	6,941,063
Hamish R. McLennan	57,208,166	13,508,663	6,941,063
Stephen Morro	70,187,377	529,452	6,941,063
Michael J. Regan	69,185,699	1,531,130	6,941,063
Virginia E. Shanks	69,954,287	762,542	6,941,063
Timothy Throsby	70,288,982	427,847	6,941,063
Maria T. Vullo	70,214,484	502,345	6,941,063
Kneeland C. Youngblood	69,679,854	1,036,975	6,941,063

Proposal 2: Approval, on an Advisory Basis, of the Compensation of the Company’s Named Executive Officers
For	Against	Abstain	Broker Non-Votes
64,484,896	6,189,348	42,585	6,941,063

Proposal 3: Indication, on an Advisory Basis, Frequency of Future Advisory Votes on Named Executive Officer Compensation
1 Year	2 Years	3 Years	Abstain
69,431,093	8,440	1,235,731	41,565

Proposal 4: Ratification of the Appointment of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2023
For	Against	Abstain
76,124,884	1,507,720	25,288

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIGHT & WONDER, INC.

Date: June 13, 2023	By:	/s/ Constance P. James
		Name:	Constance P. James
		Title:	Executive Vice President, Chief Financial Officer, Treasurer and Corporate Secretary